UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported) November 29, 2000
                                                  ------------------
                                                  October 31, 2000
                                                  ------------------


                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-0019030
 ---------------------------     Commission              ----------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
     of Incorporation)                       ------      Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                      87158
  ----------------------------------------                      -----
  (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of October 2000 and 1999 and the ten months ended October 31, 2000 and 1999 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends. The Comparative Operating Statistics presented herein are not necessarily representative of operating results for the current quarter or an entire year.

              Public Service Company of New Mexico And Subsidiaries
                        Comparative Operating Statistics

                                           Month Ended       Ten Months Ended
                                           October 31,         October 31,
                                        ------------------ ------------------
                                          2000     1999      2000      1999
                                        --------- -------- --------- --------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                                  573      547     5,928     5,707
     Wholesale
         Firm Sales                           16       14       160       174
         Firm Surplus                        121      118     1,083       655
         Short Term / Uncommitted            819      749     9,316     8,892
                                        --------- -------- --------- --------
         Total Wholesale Sales               956      881    10,559     9,721
                                        --------- -------- --------- --------
         Total  Energy Sales               1,529    1,428    16,487    15,428
                                        ========= ======== ========= ========

Weather:

Heating and Cooling Days - Albuquerque, NM

   The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 F.

          HDD                                302      203     2,372     2,424
                                        ========= ======== ========= =========

          CDD                                 21       12     1,700     1,118
                                        ========= ======== ========= =========

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                                    (Registrant)


Date:  November 29, 2000                          /s/ John R. Loyack
                                         ------------------------------------
                                                    John R. Loyack
                                         Vice President, Corporate Controller
                                             and Chief Accounting Officer
                                              (Officer duly authorized
                                                to sign this report)